                                                                    EXHIBIT 10.6

Travelers Loan No. 205607

                     ASSUMPTION AND MODIFICATION AGREEMENT


         THIS ASSUMPTION AND MODIFICATION AGREEMENT ("Agreement"), is made and entered into this 19th day of November, 1996, but effective as of November 26, 1996 ("Effective Date"), by and among THE TRAVELERS INSURANCE COMPANY, a Connecticut corporation ("Lender"), GEORGE I. BROWN, a single man, and GEORGE
I. BROWN, as Trustee of the Waipio Trust II (collectively, "Original Borrower"), and PARK NORTHERN/CENTENNIAL PARTNERS, L.P., a Texas limited partnership ("Assuming Borrower").

SECTION 1.  RECITALS.

         1.1 Original Borrower obtained a loan from Lender in the original principal sum of THREE MILLION FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($3,400,000.00) (the "Loan"), pursuant to that certain Mortgage Loan Application made by Original Borrower on September 5, 1990 and accepted by Lender on September 25, 1990, as amended by the First Amendment to Mortgage Loan Application dated November 6, 1990 (as amended, the "Loan Application").

         1.2 The Loan is evidenced by that certain Note Secured by Deed of Trust, dated November 9, 1990, made by Original Borrower and payable to the order of Lender in the principal amount of $3,400,000.00 (the "Note"). There is due and owing by Original Borrower to Lender under the Note as of November 20, 1996, the sum of $3,487,862.78, comprised of $3,332,332.04 of outstanding principal, $7029.85 of accrued and unpaid interest due November 9, 1995, $469,946.57 of accrued and unpaid default interest for the period commencing November 9, 1995 and continuing through November 20, 1996 (less payments received and held in a suspense account in the amount of $346,795.68), and $25,350.00 in legal fees and costs.

         1.3 Payment and performance of the Note is secured by, among other things, that certain Deed of Trust and Security Agreement with Assignment of Rents and Leases and Fixture Filing, dated November 9, 1990, executed by Original Borrower, as Trustor, for the use and benefit of Lender, as Beneficiary, recorded on November 9, 1990, at Recorder's No. 90-504083, in the records of Maricopa County, Arizona (the "Deed of Trust"), covering the property described therein (the "Property"), with a UCC-1 Financing Statement dated November 9, 1990 and recorded on November 9, 1990, at Recorder's No. 90-504084, in the records of Maricopa County, Arizona and filed with the Arizona Secretary of State on November 13, 1990, as File No. 643272 (the "UCCs").

         1.4 Original Borrower executed and delivered to Lender that certain Hazardous Substance Indemnity Agreement dated November 9, 1990, with respect to the Property (the "Environmental Indemnity").

         1.5 The Loan Application, the Note, the Deed of Trust, the UCCs, the Environmental Indemnity and all other agreements, documents and instruments evidencing, securing, or otherwise relating to the Loan, as modified herein, are referred to individually as a "Loan Document" and collectively as the "Loan Documents." Capitalized terms used and not otherwise defined herein shall have the meaning set forth in the Note.

         1.6 As a result of various defaults that have occurred and are continuing under the Loan Documents, Lender has initiated a non-judicial foreclosure of the Deed of Trust pursuant to the Notice of Trustee's Sale dated March 28, 1996 and recorded on March 29, 1996 at Recorder's No. 96-0212143, in the records of Maricopa County, Arizona (the "Trustee's Sale").

         1.7 Original Borrower desires to convey, transfer and assign all of its right, title and interest in and to the Property to Assuming Borrower and Lender is willing to consent to such transfer upon the terms and conditions herein contained. Assuming Borrower desires to assume the obligations of Original Borrower under the Loan Documents and has requested that Lender modify the Loan Documents as provided herein. Lender is willing to accept Assuming Borrower as the obligor, trustor, assignor, indemnitor and debtor under the Loan Documents, and agrees to make certain modifications in the Loan Documents upon the terms and conditions herein contained.

         NOW THEREFORE, in consideration of the recitals and the mutual covenants contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Original Borrower, Assuming Borrower and Lender hereby agree, stipulate and covenant as follows, notwithstanding anything to the contrary contained in the Loan Documents:

SECTION 2.  ASSUMPTION.

         2.1 Assuming Borrower hereby assumes the obligation for payment of the indebtedness evidenced by the Note and for the performance of all covenants, conditions, provisions and agreements under the Loan Documents as modified herein. This assumption has been agreed to by and between Original Borrower and Assuming Borrower as part of the consideration for the conveyance, transfer and assignment of the Property to Assuming Borrower.

         2.2 Assuming Borrower hereby covenants, promises and agrees (i) to pay the Note at the times, in the manner and in all other respects as therein provided, as modified herein, and as it may be modified in writing between the obligor and the holder thereof; (ii) to perform each and all of the covenants, conditions, provisions and agreements in the Loan Documents, as modified herein, to be performed by Original Borrower, at the time, in the manner and in all other respects as therein provided; and (iii) to be bound by each and every term, condition and provision of the Loan Documents, as modified herein, as though such documents and instruments had originally been made, executed and delivered by assuming borrower.

SECTION 3.  CONSENT TO TRANSFER.

         Lender hereby consents to the transfer of the Property by Original Borrower to Assuming Borrower. Such consent shall in no way affect the liability or obligations of Assuming Borrower under the Loan Documents and the priority of any of Lender's liens and security interests in the Property. Such consent shall not constitute a consent to any further transfer of the Property; Lender specifically reserves all of its rights and remedies provided for in the Loan Documents in the event of any such further transfer.

SECTION 4.  MODIFICATION OF LOAN DOCUMENTS.

         4.1 Upon Lender's receipt of the amount set forth in Section 8.1(b)(i) hereof, the Outstanding Principal Balance of the Note shall be equal to $2,800,000.00.

         4.2 The Interest Rate of the Note is hereby changed from nine and five-eighths percent (9.625%) per annum to eight and thirty-seven one hundredths percent (8.37%) per annum.

         4.3 Interest and principal on the Note shall be payable in equal monthly installments based upon a twenty (20) year amortization of the Outstanding Principal Balance with interest at the Interest Rate (which installments are estimated to be $24,069.16 per month), commencing on January 1, 1997 and on each Payment Date thereafter.

         4.4 The Maturity Date of the Note is hereby extended from November 9, 1995 to December 1, 2006. The Outstanding Principal Balance, all accrued and unpaid interest and all other amounts payable under the Note shall be due and payable on the Maturity Date, as extended herein.

         4.5 Each reference in the Loan Documents to any of the Loan Documents is hereby amended to be a reference to such document as modified herein.

SECTION 5.  REPRESENTATIONS, WARRANTIES AND COVENANTS.

         Original Borrower and Assuming Borrower hereby represent, warrant and covenant to Lender as follows:

         5.1 Original Borrower, Assuming Borrower and its sole general partner ("General Partner") hereby represent and warrant that they have thoroughly read and reviewed the terms and provisions of this Agreement and are familiar with same, that the terms and provisions contained herein are clearly understood by them and have been fully and unconditionally consented to by them, and that Original Borrower, Assuming Borrower and General Partner have had full benefit and advice of counsel of their own selection, in regard to understanding the terms, meaning and effect of this Agreement, and that this Agreement has been entered into by Original Borrower, Assuming Borrower and General Partner, respectively, freely, voluntarily, with full knowledge, and without duress, and that in executing this Agreement, Original Borrower, Assuming Borrower and General Partner are relying on no representations other than as contained in the Loan Documents and herein, either written or oral, express or implied, made to Original Borrower, Assuming Borrower or General Partner by any other party hereto, and that the consideration received by Original Borrower, Assuming Borrower and General Partner hereunder has been actual and adequate.

         5.2 Any written statement by Original Borrower or Assuming Borrower to Lender in connection with the proposal for and closing of this Agreement (a) shall be true and accurate in all material respects, and (b) shall not omit any material facts or information that would make such statement misleading in the context of Lender's evaluation of said proposal. If any such statement fails to comply with the immediately preceding sentence, then the same shall be as default under the Loan Documents, thereby entitling Lender to exercise its rights to accelerate the Note. Assuming Borrower understands that Lender is relying on such statements in entering into this Agreement.

         5.3 The lien of the Deed of Trust is and shall remain an enforceable and valid first lien against the Property. It is the intent of the parties that upon recordation of a memorandum ("Memorandum") of this Agreement the same shall merely supplement the terms and conditions of the Deed of Trust, as provided herein, without in any way affecting the priority thereof. In the event that for any reason whatsoever the lien of the Deed of Trust shall be rendered inferior, junior or subordinate to any other claim, encumbrance or interest to, against or in the Property, save and except as to the matters expressly permitted by the terms and conditions of the Deed of Trust, as modified herein, then and in such event, at the sole option of Lender, the indebtedness evidenced by the Note may be accelerated and declared due and payable immediately and forthwith. Further, the lien evidenced by the Memorandum shall relate back to the date of the original recordation of the Deed of Trust.

         5.4 Original Borrower and Assuming Borrower have full power and authority to execute, deliver and perform their obligations under this Agreement, and this Agreement is binding upon and enforceable against Original Borrower and Assuming Borrower in accordance with its terms.

         5.5 Upon the effectiveness of the modifications contemplated by this Agreement, there is no event of default hereunder or under the Note, the Deed of Trust or any of the other Loan Documents, as each is amended hereby, and no event exists which, with the giving of notice or the passage of time, or both, would give rise to an event of default hereunder or thereunder.

SECTION 6.  WAIVER, RELEASE AND INDEMNITY.

         6.1 Original Borrower and Assuming Borrower each hereby ratifies, reaffirms, acknowledges, and agrees that the Loan Documents represent valid, enforceable and collectible obligations of Original Borrower and Assuming Borrower, and that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to any of these documents or instruments.

         6.2 Original Borrower and Assuming Borrower each hereby (a) waives any claim that it might have to claim a preference with respect to any payments made to Lender in accordance with the Loan Documents, as modified herein, in any state or federal bankruptcy proceeding commenced by or against Original Borrower or Assuming Borrower, and (b) agrees that if Original Borrower or Assuming Borrower receives a distribution in any such bankruptcy proceeding of funds paid by Original Borrower or Assuming Borrower to Lender in accordance with the Loan Documents, as modified herein, and refunded by Lender as a result of a preference claim, Original Borrower and Assuming Borrower shall deliver such funds to Lender immediately upon written demand by Lender if so permitted by the bankruptcy court.

         6.3 As additional consideration of the modification of the Loan Documents by Lender as herein set forth, Original Borrower, Assuming Borrower and General Partner hereby release and forever discharge Lender, its agents, servants, employees, directors, officers, attorneys, branches, affiliates, subsidiaries, successors and assigns and all persons, firms, corporations, and organizations in its behalf of and from all damage, loss, claims, demands, liabilities, obligations, actions and causes of action whatsoever which Original Borrower, Assuming Borrower or General Partner may now have or claim to have against Lender, as of the Effective Date, whether presently known or unknown, and of every nature and extent whatsoever on account of or in any way touching, concerning, arising out of or founded upon the Loan Documents, including but not limited to, all such loss or damage of any kind heretofore sustained, or that may arise as a consequence of the dealings between the parties up to and including the Effective Date. This agreement and covenant on the part of Original Borrower, Assuming Borrower and General Partner is contractual, and not a mere recital, and the parties hereto acknowledge and agree that no liability whatsoever is admitted on the part of any party, except the indebtedness herein stated under the Loan Documents, as herein modified, and that all agreements and understandings among Original Borrower, Assuming Borrower, General Partner and Lender are expressed and embodied in the Loan Documents, as herein modified.

SECTION 7.  OTHER MODIFICATIONS, RATIFICATIONS AND AGREEMENTS.

         7.1 Original Borrower and Assuming Borrower each hereby reaffirms to Lender each of the representations, warranties, covenants and agreements of Original Borrower and Assuming Borrower set forth in the Note, the Deed of Trust and all other Loan Documents, as modified herein, with the same force and effect as if each were separately stated herein and made as of the date hereof.

         7.2 Original Borrower and Assuming Borrower each hereby acknowledges and reaffirms its obligations under the Note, the Deed of Trust and the other Loan Documents, as amended hereby, and agrees that any reference made herein and therein to any of the Loan Documents shall be a reference to such document as amended pursuant to this Agreement.

         7.3 The Property shall remain in all respects subject to the lien, charge and encumbrance of the Deed of Trust, as herein modified, and nothing herein contained and nothing done pursuant hereto, shall affect the lien, charge or encumbrance of the Deed of Trust, as herein modified, or the priority thereof with respect to other liens, charges, encumbrances or conveyances, or release or affect the liability of any party or parties whomsoever who may now or hereafter be liable under or on account of the Loan Documents, as herein modified.

         7.4 Assuming Borrower agrees that it shall not amend its partnership agreement and shall not transfer any general partnership interests therein without the prior written consent of Lender.

         7.5 Nothing in this Agreement or in any of the Loan Documents, as modified herein, shall constitute Original Borrower, Assuming Borrower and Lender as partners, joint venturers, or tenants in common, or require Lender to participate in any costs, liabilities, expenses or losses of Original Borrower or Assuming Borrower. The only relationship between Original Borrower, Assuming Borrower and Lender is that of borrower and secured lender. Original Borrower, Assuming Borrower and Lender agree that Assuming Borrower remains solely in control of the Property, and that subject to the limitations set forth in the Loan Documents, as modified herein, Assuming Borrower determines the business plan for, and employment, management, leasing and operating directions and decisions for, the Property and Assuming Borrower, and Lender shall not in any event be deemed to be a "mortgagee-in-possession" as a result of this Agreement.

         7.6 Assuming Borrower shall grant to Lender a prior and valid security interest in any and all accounts required to be established pursuant to this Agreement, and the Loan Documents, as modified herein, shall constitute a security agreement upon said accounts. Assuming Borrower agrees to execute and deliver to Lender UCC financing statements evidencing such security interest.

         7.7 The management agreement of CB Commercial Real Estate Group, Inc. ("Manager"), the current manager of the Property, shall be in form and content acceptable to Lender, shall be subordinated to the lien of the Loan Documents, as modified herein, and, if required by Lender, shall be collaterally assigned to Lender with the consent of Manager. Manager's right to receive a management fee shall be subordinate and inferior to Lender's right to receive payments under the Loan.

SECTION 8.  CONDITIONS PRECEDENT.

         8.1 The modifications set forth in this Agreement shall not be binding upon Lender and Lender shall have the right to proceed with the Trustee's Sale until each of the following conditions precedent are satisfied:

                 (a)      Delivery to Lender of:

                          (i)     Duly executed original of this Agreement.

                          (ii)      Duly executed Memorandum of this Agreement.

                          (iii)     Duly executed UCC-1s.

                          (iv) Duly executed Certification and Agreement as to Ground Lease.

                          (v) An opinion of Assuming Borrower's counsel acceptable to Lender and covering the following matters:

                                    (1)      the due authorization, execution,
                          validity, binding effect and enforceability of this Agreement and all documents executed in connection with this Agreement in accordance with their terms;

                                    (2)      the Note as modified herein
                          complies with applicable usury laws;

                                    (3)      the due organization and valid
                          legal existence of Assuming Borrower and General Partner; and

                                    (4)      such other matters incident to the
                          transactions contemplated by this Agreement as Lender may reasonably request.

                          (vi) Copy of Partnership Agreement of Assuming Borrower, and all amendments thereto and restatements thereof, certified by its general partner as being true, correct and complete as of the date of this Agreement.

                          (vii) Non-Corporate Authorizations and such other documents as Lender may require relating to the existence and good standing of Original Borrower and Assuming Borrower, and the authority of any person executing this Agreement or other documents on behalf of Original Borrower and Assuming Borrower.

                          (viii) A commitment from the title insurance company that issued the Lender's ALTA extended coverage title insurance policy in connection with the Note (the "Title Policy") to issue a No. 10 endorsement, in form satisfactory to Lender, to the Title Policy, insuring that the Deed of Trust, as modified hereby, continues to be a first lien upon the Property, as security for the Note, as modified herein, subject only to those exceptions contained in the Title Policy and to such additional exceptions as Lender has approved or may specifically approve in writing.

                          (ix) A Phase I environmental audit of the Property (including a detailed report on the asbestos contained therein, if any) performed by a consultant and in form and scope satisfactory to Lender. If, based on the environmental audit, Lender determines that additional testing or investigation should be performed on the Property, such testing or investigation shall be performed prior to the closing of the modifications contained herein. The modifications contained herein shall be subject to Lender's satisfaction that the Property is free of hazardous materials and wastes.

                          (x) Evidence reasonably acceptable to Lender that Assuming Borrower is solvent.

                          (xi) Evidence reasonably acceptable to Lender that hazard, liability and rental interruption insurance in such amounts and with such companies as Lender may require is in force and effect for the Property.

                          (xii) Evidence reasonably acceptable to Lender that all real estate taxes and assessments which are due and payable with respect to the Property have been paid.

                 (b)      Payment by Assuming Borrower of:

                          (i) $505,092.46 to be applied to the Outstanding Principal Balance of the Note, plus all accrued and unpaid interest under the Note from November 1, 1996 to the Effective Date.

                          (ii)    A Modification Fee in the amount of
                 $14,000.00.

                          (iii) All out-of-pocket costs, expenses, fees and charges occurring in connection with or as a result of the negotiation, preparation, and approval of this Agreement, and the recording of the Memorandum, including, without limitation, all attorneys' fees and title insurance premiums, UCC searches, escrow, recording, and environmental consultants' and appraisal fees and other expenses incurred by or on behalf of Lender.

SECTION 9.  GENERAL.

         9.1 Notwithstanding anything to the contrary contained herein or in any other instrument executed by Original Borrower, Assuming Borrower or Lender, or in any other action or conduct undertaken by Original Borrower, Assuming Borrower or Lender on or before the date hereof, the agreements, covenants and provisions contained herein and in the agreements entered into and executed by the parties as herein provided shall constitute the only evidence of Lender's consent to modify the terms and provisions of the Note, the Deed of Trust or any other Loan Documents. Accordingly, no express or implied consent to any further modifications involving any of the matters set forth in this Agreement or otherwise shall be inferred or implied by Lender's execution of this Agreement. Further, Lender's execution of this Agreement shall not constitute a waiver (either express or implied) of the requirement that any further modification of the Note, the Deed of Trust or any other Loan Document shall require the express written approval of Lender; no such approval (either express or implied) has been given as of the date hereof.

         9.2 Each provision of this Agreement and each provision of the Note and all of the other Loan Documents, as modified hereby, shall be interpreted so as to be effective and valid under applicable law, but if any such provision shall in any respect be ineffective or invalid under such law, such ineffectiveness or invalidity shall not affect the remainder of such provision or the remaining provisions of such document. This Agreement shall be effective as of the Effective Date.

         9.3 This Agreement shall not be construed more strictly against Lender merely by virtue of the fact that the same has been prepared by Lender or its counsel, it being recognized that Original Borrower, Assuming Borrower and Lender have contributed substantially and materially to the preparation of this Agreement, and Assuming Borrower and Lender each acknowledges and waives any claim contesting the existence and the adequacy of the consideration given by the other party hereto in entering into this Agreement.

         9.4 To the extent the terms of this Agreement conflict with the terms of the Note, the Deed of Trust or any of the other Loan Documents, the terms of this Agreement shall control.

         9.5 This Agreement is to be construed and enforced according to the laws of the State of Arizona, without regard to its conflict-of-laws principles. In any action brought under or arising out of this Agreement or any of the Loan Documents modified hereby, Original Borrower and Assuming Borrower each hereby consents to the jurisdiction of any competent court within the State of Arizona and hereby consents to service of process by any means authorized by Arizona law.

         9.6 This Agreement may be executed in any number of counterparts, each of which counterparts shall for all purposes be deemed to be an original, but all of which counterparts shall together constitute but one and the same Agreement.

         9.7 All notices to be served pursuant hereto shall be deemed properly delivered personally or by Federal Express or comparable "over-night" courier service (which shall be deemed received on the date of delivery thereof), or served by United States certified or registered mail, postage prepaid (which shall be deemed received on the third business day following the postmark date thereof), to Original Borrower, Assuming Borrower and Lender at the addresses set forth below or to such other addresses as said parties may direct in writing:

                 If to Original Borrower, at:

                 George I. Brown
                 19 Hale Malia Place
                 Lahaina, Hawaii 96761

                 If to Assuming Borrower, at:

                 Park Northern/Centennial Partners, L.P.
                 5847 San Felipe, Suite 850
                 Houston, Texas 77057
                 Attention:  Kenneth A. McGaw

                 If to Lender, at:

                 The Travelers Insurance Company
                 2121 North California Boulevard, Suite 1000
                 Walnut Creek, California 94596-8161
                 Attention: Guy McComb

                 and

                 The Travelers Insurance Company
                 One Tower Square
                 Hartford, Connecticut  06183-2030
                 Attention:  Real Estate Investments

                 With a copy to:

                 Streich Lang, P.A.
                 Renaissance One
                 Two N. Central Avenue
                 Phoenix, Arizona 85004-2391
                 Attention:  David L. Johnson

         9.8 All words herein which are expressed in the neuter gender shall be deemed to include the masculine, feminine and neuter genders and any word herein which is expressed in the singular or plural shall be deemed, whenever appropriate in the context, to include the plural and the singular.

         9.9 This Agreement is made for the sole protection and benefit of the parties hereto, and no other person or entity shall have any right of action hereon.

         9.10 Notwithstanding this or any prior forbearance, actual or implied, of any nature by Lender, time is hereby declared to be of the essence hereof, of the Note and of all Loan Documents, and Lender requires, and Original Borrower and Assuming Borrower each agrees to, strict performance of each and every covenant, condition, provision and agreement hereof, of the Note and of all Loan Documents.

         9.11 Except as provided herein, this Agreement shall be binding upon and shall inure to the benefit of Original Borrower, Assuming Borrower and Lender and their respective successors, assigns, grantees, heirs, executors, personal representatives, and administrators.

         IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto in manner and form sufficient to bind them, as of the day and year first above written.

WITNESS/ATTEST:                         LENDER:

                                        THE TRAVELERS INSURANCE
                                        COMPANY, a Connecticut corporation

--------------------------------

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------


WITNESS/ATTEST:                         ORIGINAL BORROWER:


                                         /s/ GEORGE I. BROWN
--------------------------------        --------------------------------------
                                        GEORGE I. BROWN, a single man


                                         /s/ GEORGE I. BROWN
                                        --------------------------------------
                                        GEORGE I. BROWN, as Trustee of the
                                        Waipio Trust II

WITNESS/ATTEST:                         ASSUMING BORROWER:

                                        PARK NORTHERN/CENTENNIAL PARTNERS, L.P., a Texas limited partnership

--------------------------------
                                        BY:  UNITED INVESTORS REALTY TRUST, a
                                             Texas real estate investment trust,
                                             its general partner


                                             By: /s/ LEWIS H. SANDLER
                                                -------------------------------
                                             Name:  Lewis H. Sandler
                                                  -----------------------------
                                             Title:  President and CEO
                                                   ----------------------------

STATE OF _____________    )
                          ) ss.
County of ___________     )

         The foregoing instrument was acknowledged before me this _____ day of _____________, 1996, by ____________________, the ______________________ of The
Travelers Insurance Company, a Connecticut corporation, on behalf of that corporation.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                                 -------------------------------
                                                 Notary Public

My commission expires:

______________________





STATE OF _____________    )
                          ) ss.
County of ____________    )

         The foregoing instrument was acknowledged before me this _____ day of _____________, 1996, by George I. Brown, a single man.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                                 -------------------------------
                                                 Notary Public

My commission expires:

______________________

STATE OF _____________    )
                          ) ss.
County of ____________    )

         The foregoing instrument was acknowledged before me this _____ day of _____________, 1996, by George I. Brown, as Trustee of the Waipio Trust II.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                                    ----------------------------
                                                    Notary Public

My commission expires:

______________________





STATE OF _____________    )
                          ) ss.
County of _____________   )

         The foregoing instrument was acknowledged before me this _____ day of ___________, 1996, by ________________________, a ______________________ of
UNITED INVESTORS REALTY TRUST, a Texas real estate investment trust, General Partner of PARK NORTHERN/CENTENNIAL PARTNERS, L.P., a Texas limited partnership, on behalf of that partnership.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                                    ----------------------------
                                                    Notary Public


My commission expires:

______________________